ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

288 records
Balance: 55,134,655
Investor Property

Selection Criteria: Investor Property
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

1. Mortgage Loans Summary

Current Balance: $55,134,655.20
Number of Loans: 288
total OPRIN: $55,236,978.00
Average Current Balance: $191,439.78
Interest Only Loans: 0.35%
Fixed Rate Loans: 0.25%
Adjustable Rate Loans: 99.75%
WA Coupon: 9.395%
WA Margin: 6.150%
WA Max Rate: 15.368%
WA Initial Cap: 2.998%
WA Periodic Cap: 1.000%
WA Original LTV: 83.485%
WA Combined LTV: 83.485%
WA Original Term: 360
WA Remaining Term: 358
NZWA FICO: 633
WA FICO: 632
Owner Occupied: 0.00%
% of loans with Prepayment Penalty: 67.08%
First Lien Percentage: 99.75%
Second Lien Percentage: 0.25%
Silent second %: 0.00%
WA CLTV of Silent seconds: 0.00
Top 5 States: CA(16.55%),FL(13.84%),NY(8.55%),MA(8.15%),NJ(6.99%)
Conforming By Balance Percentage: 84.91%
% Non Full Doc: 63.05
% Conforming by Balance: 84.91
80% CLTV: 10.55
GT 80% CLTV: 64.52
Remaining Months to Roll: 24
% 1st Liens with LTV > 80: 64.26
low FDATE: 20051201
high FDATE: 20060701
GT 80% LTV_PROSUP: 64.52
wa LTV of 1st liens: 83.44
wa LTV of 2nd liens: 100.00
wa CLTV: 83.49
% Balloon: 4.64
WA DTI: 39.30
high MDATE: 20360601
% 2 Yr Arm: 92.49
% 3 Yr Arm: 4.58
LTV_PROSUP > 80: 64.52
wa CLTV of SS: 0.00
% PIGGYBACK: 0.25
wa CLTV: 83.49
age >=5: 0.59
wa CLTV of 2nd liens: 100.00

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	4	$160,620.00	0.29%	581	69.70%	11.383%	0.00%
50,001 - 75,000	37	2,314,961.00	4.19	622	78.86	10.989	0.00
75,001 - 100,000	35	3,041,723.00	5.51	633	88.10	10.324	0.00
100,001 - 125,000	52	5,842,412.00	10.58	634	85.86	9.997	0.00
125,001 - 150,000	24	3,279,010.00	5.94	633	87.67	10.029	0.00
150,001 - 175,000	25	4,047,186.00	7.33	632	85.09	9.718	0.00
175,001 - 200,000	15	2,807,075.00	5.08	626	83.34	9.652	0.00
200,001 - 250,000	22	4,934,015.00	8.93	648	85.80	9.233	0.00
250,001 - 300,000	21	5,830,541.00	10.56	630	86.88	9.424	0.00
300,001 - 400,000	29	9,752,285.00	17.66	624	77.19	8.771	0.00
400,001 - 500,000	13	5,822,550.00	10.54	648	84.69	8.910	0.00
500,001 - 600,000	4	2,082,700.00	3.77	620	79.84	9.054	0.00
600,001 - 700,000	2	1,325,900.00	2.40	605	75.12	9.319	0.00
700,001 >=	5	3,996,000.00	7.23	644	85.25	8.361	0.00
Total:	288	$55,236,978.00	100.00%	633	83.49%	9.395%	0.00%

Mimimum Original Balance: 28,820.00
Maximum Original Balance: 940,500.00
Average Original Balance: 191,795.06

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	4	$160,397.98	0.29%	581	69.70%	11.383%	0.00%
50,001 - 75,000	37	2,311,792.43	4.19	622	78.86	10.989	0.00
75,001 - 100,000	36	3,135,891.83	5.69	632	87.64	10.265	0.00
100,001 - 125,000	51	5,732,984.67	10.40	634	86.08	10.023	0.00
125,001 - 150,000	24	3,273,683.01	5.94	633	87.67	10.029	0.00
150,001 - 175,000	25	4,040,176.65	7.33	632	85.09	9.718	0.00
175,001 - 200,000	15	2,802,138.82	5.08	626	83.34	9.652	0.00
200,001 - 250,000	22	4,924,887.34	8.93	648	85.80	9.233	0.00
250,001 - 300,000	22	6,121,211.35	11.10	628	84.86	9.357	0.00
300,001 - 400,000	29	9,833,484.96	17.84	624	78.67	8.854	0.00
400,001 - 500,000	12	5,410,188.32	9.81	651	84.30	8.811	0.00
500,001 - 600,000	4	2,078,133.54	3.77	620	79.84	9.054	0.00
600,001 - 700,000	2	1,323,820.63	2.40	605	75.12	9.319	0.00
700,001 >=	5	3,985,863.69	7.23	644	85.25	8.361	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Mimimum Remaining Balance: 28,797.37
Maximum Remaining Balance: 937,818.98
Average Remaining Balance: 191,439.78

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	1	$58,928.38	0.11%	0	56.19%	11.800%	0.00%
501 - 525	5	762,640.43	1.38	520	68.03	11.255	0.00
526 - 550	4	342,438.02	0.62	538	63.88	10.489	0.00
551 - 575	16	4,110,380.59	7.46	568	76.04	9.323	0.00
576 - 600	29	4,951,136.09	8.98	592	77.19	9.384	0.00
601 - 625	63	12,559,199.13	22.78	612	80.48	9.301	0.00
626 - 650	86	16,068,980.69	29.14	638	85.87	9.539	0.00
651 - 675	51	9,040,640.25	16.40	662	88.41	9.438	0.00
676 - 700	24	5,170,078.93	9.38	683	88.19	8.872	0.00
701 - 725	4	1,018,229.84	1.85	708	92.88	9.285	0.00
726 - 750	1	97,321.25	0.18	733	90.00	10.750	0.00
751 - 775	1	142,233.64	0.26	766	95.00	9.800	0.00
776 - 800	2	692,544.79	1.26	785	83.38	8.685	0.00
801 - 825	1	119,903.17	0.22	802	90.00	9.350	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum FICO: 0
Maximum FICO: 802
WA FICO: 632
nzwa FICO: 633

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	1	$98,878.63	0.18%	624	73.53%	8.450%	0.00%
301 - 360	287	55,035,776.57	99.82	633	83.50	9.397	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	1	$98,878.63	0.18%	624	73.53%	8.450%	0.00%
349 - 360	287	55,035,776.57	99.82	633	83.50	9.397	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum Remaining Term: 178
Maximum Remaining Term: 359
WA Remaining Term: 358

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	173	$28,075,364.44	50.92%	637	85.21%	9.500%	0.00%
2-4 family	75	18,629,818.26	33.79	624	79.88	9.207	0.00
PUD	18	3,925,005.55	7.12	637	86.33	9.129	0.00
Condominium	16	3,780,833.24	6.86	639	85.08	9.741	0.00
Condo - 5 Stories & up	6	723,633.70	1.31	643	85.84	9.789	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Non-Owner	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	170	$34,132,940.65	61.91%	626	79.93%	9.293%	0.00%
Purchase	102	17,987,991.37	32.63	644	88.99	9.639	0.00
Rate and Term	16	3,013,723.18	5.47	642	90.92	9.087	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	6	$1,156,848.36	2.10%	601	36.96%	7.529%	0.00%
50.01 - 60.00	9	952,754.30	1.73	576	56.22	9.424	0.00
60.01 - 70.00	23	4,982,986.37	9.04	596	67.53	9.170	0.00
70.01 - 80.00	54	12,471,173.49	22.62	628	77.50	8.970	0.00
80.01 - 90.00	136	25,592,404.00	46.42	641	88.11	9.598	0.00
90.01 - 100.00	60	9,978,488.69	18.10	645	95.07	9.730	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum Loan-to-Value Ratio: 15.17
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 83.48

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	6	$1,156,848.36	2.10%	601	36.96%	7.529%	0.00%
50.01 - 60.00	9	952,754.30	1.73	576	56.22	9.424	0.00
60.01 - 70.00	23	4,982,986.37	9.04	596	67.53	9.170	0.00
70.01 - 75.00	18	5,178,133.40	9.39	619	74.39	8.804	0.00
75.01 - 80.00	36	7,293,040.09	13.23	634	79.71	9.088	0.00
80.01 - 85.00	41	8,238,908.43	14.94	627	84.36	9.346	0.00
85.01 - 90.00	95	17,353,495.57	31.47	647	89.89	9.718	0.00
90.01 - 95.00	56	9,723,182.85	17.64	646	94.94	9.676	0.00
95.01 - 100.00	4	255,305.84	0.46	617	100.00	11.802	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Min CLTV: 15.17%
Max CLTV: 100.00%
WA CLTV: 83.49%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	24	$9,127,209.68	16.55%	641	81.68%	8.537%	0.00%
Florida	40	7,629,036.79	13.84	630	85.31	9.403	0.00
New York	17	4,715,415.28	8.55	630	79.82	9.091	0.00
Massachusetts	16	4,493,259.83	8.15	626	78.36	9.577	0.00
New Jersey	15	3,855,138.54	6.99	636	79.30	9.578	0.00
Texas	23	3,140,078.36	5.70	628	89.88	9.875	0.00
Georgia	18	2,282,043.90	4.14	631	88.88	9.869	0.00
Virginia	10	2,071,009.60	3.76	633	80.03	9.003	0.00
Illinois	14	2,068,312.72	3.75	615	88.27	10.093	0.00
Maine	9	1,445,102.19	2.62	656	87.10	9.770	0.00
Other	102	14,308,048.31	25.95	632	84.79	9.668	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Total Number Of Stated Represented:: 41
Washington DC (# of loans from DC): 0

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	166	$34,260,844.48	62.14%	634	81.02%	9.424%	0.00%
Full Documentation	121	20,372,610.60	36.95	630	87.47	9.342	0.00
Lite Documentation	1	501,200.12	0.91	675	90.00	9.500	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	1	$349,242.47	0.63%	613	28.46%	5.750%	0.00%
6.501 - 7.000	1	245,153.88	0.44	627	75.00	6.800	0.00
7.001 - 7.500	2	677,186.31	1.23	636	65.39	7.477	0.00
7.501 - 8.000	16	5,591,129.18	10.14	652	81.37	7.856	0.00
8.001 - 8.500	18	5,186,363.97	9.41	615	74.29	8.278	0.00
8.501 - 9.000	30	7,735,872.14	14.03	644	82.50	8.796	0.00
9.001 - 9.500	38	10,236,247.77	18.57	636	85.37	9.308	0.00
9.501 - 10.000	57	10,066,290.96	18.26	633	86.82	9.766	0.00
10.001 - 10.500	46	6,557,273.16	11.89	634	87.19	10.227	0.00
10.501 - 11.000	44	5,621,206.23	10.20	619	86.79	10.779	0.00
11.001 - 11.500	18	1,737,291.68	3.15	616	87.36	11.263	0.00
11.501 - 12.000	10	675,742.48	1.23	625	83.33	11.706	0.00
12.001 - 12.500	6	426,857.61	0.77	579	78.34	12.264	0.00
13.501 - 14.000	1	28,797.37	0.05	586	100.00	13.750	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum Rate: 5.750
Maximum Rate: 13.750
WA Rate: 9.395

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	1	$349,242.47	0.64%	613	28.46%	5.750%	0.00%
12.501 - 13.000	3	488,884.32	0.89	634	84.97	8.236	0.00
13.001 - 13.500	3	800,167.90	1.46	639	69.94	7.872	0.00
13.501 - 14.000	16	5,591,129.18	10.17	652	81.37	7.856	0.00
14.001 - 14.500	18	5,186,363.97	9.43	615	74.29	8.278	0.00
14.501 - 15.000	30	7,735,872.14	14.07	644	82.50	8.796	0.00
15.001 - 15.500	38	10,236,247.77	18.61	636	85.37	9.308	0.00
15.501 - 16.000	55	9,822,560.52	17.86	633	86.62	9.768	0.00
16.001 - 16.500	45	6,434,291.56	11.70	634	87.04	10.231	0.00
16.501 - 17.000	44	5,621,206.23	10.22	619	86.79	10.779	0.00
17.001 - 17.500	18	1,737,291.68	3.16	616	87.36	11.263	0.00
17.501 - 18.000	9	595,840.70	1.08	623	81.10	11.700	0.00
18.001 - 18.500	5	395,092.56	0.72	577	76.60	12.265	0.00
Total:	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%

Minimum Maximum Rate: 11.750
Maximum Maximum Rate: 18.350
WA Maximum Rate: 15.368

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	1	$762,841.02	1.39%	662	85.00%	7.800%	0.00%
5.501 - 6.000	2	518,752.14	0.94	615	32.71	6.387	0.00
6.001 - 6.500	262	50,398,780.22	91.64	635	84.07	9.389	0.00
6.501 - 7.000	16	2,445,038.65	4.45	611	80.48	10.074	0.00
7.001 - 7.500	4	868,778.96	1.58	579	84.58	10.548	0.00
Total:	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%

Minimum Gross Margin: 5.140
Maximum Gross Margin: 7.500
WA Gross Margin: 6.150

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.000	1	$112,309.86	0.20%	682	84.02%	10.275%	0.00%
3.000	284	54,881,881.14	99.80	633	83.44	9.386	0.00
Total:	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%

Min Initial Cap: 2.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.998%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%
Total:	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%

Min PERCAP: 1.000%
Max PERCAP: 1.000%
WA PERCAP: 1.000%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-11	1	$157,033.78	0.29%	636	90.00%	7.990%	0.00%
2007-12	1	169,509.67	0.31	619	41.46	7.700	0.00
2008-05	217	41,888,082.90	76.17	635	84.12	9.407	0.00
2008-06	45	8,779,827.18	15.97	626	80.71	9.284	0.00
2009-05	9	2,137,781.99	3.89	608	78.59	9.149	0.00
2009-06	1	386,616.17	0.70	634	90.00	9.480	0.00
2011-05	10	1,350,035.17	2.45	640	89.34	10.050	0.00
2011-06	1	125,304.13	0.23	633	95.00	10.700	0.00
Total:	285	$54,994,191.00	100.00%	633	83.44%	9.388%	0.00%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	102	$18,148,390.14	32.92%	642	84.13%	9.747%	0.00%
12	15	4,528,184.13	8.21	616	82.36	9.305	0.00
24	158	30,556,649.00	55.42	629	82.93	9.190	0.00
36	13	1,901,431.94	3.45	641	89.03	9.531	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
30 Yr Fixed	3	$140,464.20	0.25%	618	100.00%	12.273%	0.00%
ARM 2/28	253	48,600,256.93	88.15	634	83.86	9.431	0.00
ARM 2/28- IO 5Yrs	1	190,300.00	0.35	690	89.98	10.200	0.00
ARM 2/28-40YR Amortization	10	2,203,896.60	4.00	618	73.06	8.085	0.00
ARM 3/12	1	98,878.63	0.18	624	73.53	8.450	0.00
ARM 3/27	8	2,273,011.82	4.12	610	79.99	9.247	0.00
ARM 3/27-40YR Amortization	1	152,507.71	0.28	638	90.00	8.990	0.00
ARM 5/25	10	1,271,478.12	2.31	640	91.54	10.155	0.00
ARM 5/25-40YR Amortization	1	203,861.19	0.37	640	79.07	9.800	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	9	$1,430,885.67	2.60%	618	81.77%	9.854%	0.00%
AA	14	2,452,417.98	4.45	623	80.46	9.195	0.00
AA+	257	49,856,657.20	90.43	636	84.03	9.367	0.00
B	6	910,286.89	1.65	574	71.56	9.843	0.00
C	2	484,407.46	0.88	519	70.00	11.065	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	285	$54,994,191.00	99.75%	633	83.44%	9.388%	0.00%
2	3	140,464.20	0.25	618	100.00	12.273	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	1	$54,900.42	0.10%	602	68.75%	9.950%	0.00%
5.01 - 10.00	6	764,227.53	1.39	631	92.53	9.765	0.00
10.01 - 15.00	8	1,980,656.64	3.59	619	77.60	9.315	0.00
15.01 - 20.00	13	1,933,197.80	3.51	605	81.52	9.764	0.00
20.01 - 25.00	14	2,618,888.93	4.75	644	77.23	9.263	0.00
25.01 - 30.00	20	4,200,435.12	7.62	625	83.03	9.585	0.00
30.01 - 35.00	30	6,294,065.05	11.42	631	84.58	9.473	0.00
35.01 - 40.00	41	8,277,046.62	15.01	639	82.23	9.196	0.00
40.01 - 45.00	41	7,645,702.44	13.87	643	87.02	9.541	0.00
45.01 - 50.00	48	9,954,829.74	18.06	626	85.29	9.548	0.00
50.01 - 55.00	52	9,207,808.38	16.70	632	81.76	9.056	0.00
55.01 - 60.00	14	2,202,896.55	4.00	650	84.43	9.536	0.00
Total:	288	$55,134,655.20	100.00%	633	83.49%	9.395%	0.00%

Minimum: 0.00
Max DTI: 60.00
nzwa DTI: 39.30

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 16, 2006 14:23

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.